                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  September 25, 1998



                            WESTFIELD AMERICA, INC.
             _____________________________________________________
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       MISSOURI                        1-12923                  43-0758627
----------------------------   ------------------------   --------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
 OF INCORPORATION)                                        IDENTIFICATION NUMBER)


                           11601 WILSHIRE BOULEVARD
                                  12TH FLOOR
                         LOS ANGELES, CALIFORNIA 90025
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)
                   _________________________________________

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  310/445-2427



                                   NO CHANGE
                        _______________________________


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     On September 28, 1998, Westfield America, Inc. (the "Company") announced its acquisition, on September 25, 1998, of a 39.7% interest in Santa Anita Fashion Park, located in Arcadia, California, and 100% interests in each of Parkway Plaza, located in El Cajon, California and Solano Mall, located in Fairfield, California (the "September Acquisition"). On October 7, 1998, the Company announced its acquisition on that date of a 49% interest in Capital Mall, located in Olympia, Washington, and 100% interests in each of Fox Hills Mall, located in Culver City, California and Oakridge Mall, located in San Jose, California (the "October Acquisition"). The acquisitions were made pursuant to an Asset Purchase Agreement, dated as of April 6, 1998, between TrizecHahn Centers, Inc. ("TrizecHahn") and The Rouse Company and the Company, as amended by Amendment No. 1 dated as of July 31, 1998, by Amendment No. 2 dated as of August 31, 1998, by Amendment No. 3 dated as of September 23, 1998, by Amendment No. 4 dated as of September 25, 1998 and by Amendment No. 5 dated as of October 7, 1998.

     The acquisitions were made through separate limited liability companies wholly-owned by Westfield America Limited Partnership, the operating partnership through which the Company conducts substantially all of its business. The Company paid a total consideration of $308 million for the September Acquisition and $184 million for the October Acquisition to affiliates of TrizecHahn, including the assumption of approximately $62 million of mortgage indebtedness and $76 million of mortgage indebtedness, respectively. The amount of consideration was determined by arm's length negotiations. The funds for these acquisitions came from borrowings under the Company's unsecured corporate credit facility with a group of banks led by National Australia Bank and borrowings under a bridge financing provided by a consortium of banks led by Union Bank of Switzerland.

     Santa Anita Fashion Park is a super regional shopping center with 1,097,000 square feet of gross leasable area. It has 146 specialty stores and four anchors: Nordstrom, Macy's, Robinsons-May and JCPenney.

     Parkway Plaza is a super regional shopping center with 1,032,000 square feet of gross leasable area. It has 175 specialty stores and four anchors:
Robinsons-May, JCPenney, Sears and Mervyn's.

     Solano Mall is a super regional shopping center with 1,012,000 square feet of gross leasable area. It has 145 specialty stores and four anchors: Macy's, JCPenney, Sears and Mervyn's.

     Capital Mall is a regional shopping center with 602,000 square feet of gross leasable area. It has 93 specialty stores and four anchors: JCPenney, Mervyn's, Bon Marche and Lamonts.

     Fox Hills Mall is a super regional shopping center with 889,000 square feet of gross leasable area. It has 132 specialty stores and three anchors: Macy's, Robinsons-May and JCPenney.

     Oakridge Mall is a regional shopping center with 797,000 square feet of gross leasable area. It has 102 specialty stores and three anchors: Macy's, Sears and Montgomery Ward.

     The Company intends to continue to operate each of Santa Anita Fashion Park, Parkway Plaza, Solano Mall and Fox Hills Mall as a super regional shopping center and each of Capital Mall and Oakridge Mall as a regional shopping center for the foreseeable future.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


     The Company will file financial statements of the businesses acquired and pro forma financial information within sixty days of the date of this filing.

Exhibit No.    Description of Exhibit
-----------    ----------------------
10.1           Asset Purchase Agreement, dated as of April 6, 1998, between
               TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.1 to the Company's Form 10-Q for the quarter ended June 30, 1998.

10.2 Amendment No. 1, dated as of July 31, 1998, between TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.2 to the Company's Form 8-K dated July
               31, 1998.

10.3 Amendment No. 2, dated as of August 31, 1998, between TrizecHahn, and The Rouse Company and the Company.

10.4           Amendment No. 3, dated as of September 23, 1998, between
               TrizecHahn, and The Rouse Company and the Company.

10.5           Amendment No. 4, dated as of September 25, 1998, between
               TrizecHahn, and The Rouse Company and the Company.

10.6 Amendment No. 5, dated as of October 7, 1998, between TrizecHahn, and The Rouse Company and the Company.

99.1 Copy of the Press Release, dated September 28, 1998, issued by the Company, publicly announcing the activities reported therein.


99.2           Copy of the Press Release, dated October 7, 1998, issued by the
               Company, publicly announcing the activities reported therein.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WESTFIELD AMERICA, INC.

Date:  October 13, 1998                 By: /s/ Irv Hepner
                                           -------------------------------------
                                                Irv Hepner
                                                Secretary

                               INDEX TO EXHIBITS

Exhibit No.    Description of Exhibit
-----------    ----------------------
10.1           Asset Purchase Agreement, dated as of April 6, 1998, between
               TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.1 to the Company's Form 10-Q for the quarter ended June 30, 1998.

10.2 Amendment No. 1, dated as of July 31, 1998, between TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.2 to the Company's Form 8-K dated July
               31, 1998.

10.3 Amendment No. 2, dated as of August 31, 1998, between TrizecHahn, and The Rouse Company and the Company.

10.4           Amendment No. 3, dated as of September 23, 1998, between
               TrizecHahn, and The Rouse Company and the Company.

10.5           Amendment No. 4, dated as of September 25, 1998, between
               TrizecHahn, and The Rouse Company and the Company.

10.6 Amendment No. 5, dated as of October 7, 1998, between TrizecHahn, and The Rouse Company and the Company.

99.1 Copy of the Press Release, dated September 28, 1998, issued by the Company, publicly announcing the activities reported therein.


99.2           Copy of the Press Release, dated October 7, 1998, issued by the
               Company, publicly announcing the activities reported therein.